UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

Briggs & Stratton Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2009

BRIGGS & STRATTON CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	1-1370	39-0182330
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12301 West Wirth Street, Wauwatosa, WI 53222

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (414) 259-5333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Item 1.01	Entry into a Material Definitive Agreement.

On October 13, 2009, Briggs & Stratton Corporation (the “Company”) entered into an amendment (the “Amendment”) to the Company’s Rights Agreement between the Company and National City Bank, as Rights Agent, dated as of August 7, 1996, as previously amended by amendments dated as of November 25, 2002, August 9, 2006 and August 12, 2009 (the “Rights Agreement”). The Company is submitting the Agreement, as amended by the Amendment, to a vote of the Company’s shareholders for ratification at the Company’s Annual Meeting of Shareholders to be held on October 21, 2009.

The Amendment eliminated the 70 percent minimum cash requirement that is part of the Rights Agreement’s definition of a “Qualified Offer” and made certain related changes to the Company’s due diligence rights contained in such definition.

The Amendment is filed herewith as Exhibit 4.1. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to Exhibit 4.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Amendment to Rights Agreement, dated as of October 13, 2009 between Briggs & Stratton Corporation and National City Bank [Incorporated by reference to Exhibit 4.2 to Amendment No. 3 to the Registration Statement on Form 8-A/A of Briggs & Stratton Corporation dated as of October 13, 2009 (Commission File No. 001-1370)]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 13, 2009

BRIGGS & STRATTON CORPORATION

/S/ JAMES E. BRENN
By:	James E. Brenn
Senior Vice President and Chief Financial Officer
Duly Authorized Officer

Exhibit Index

Exhibit No.	Description

4.1	Amendment to Rights Agreement, dated as of October 13, 2009 between Briggs & Stratton Corporation and National City Bank [Incorporated by reference to Exhibit 4.2 to Amendment No. 3 to the Registration Statement on Form 8-A/A of Briggs & Stratton Corporation dated as of October 13, 2009 (Commission File No. 001-1370)]

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